Income Taxes - Components of Deferred Tax Assets and Liabilities (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Net operating loss carryforwards	$ 6,890,275	$ 5,202,047
Deferred Tax Assets Capitalized Research And Development	2,854,530	0
Stock-based compensation	2,440,885	2,272,970
Accrued expenses	199,961	0
Total deferred tax assets	12,385,651	7,475,017
Deferred tax asset valuation allowance	(12,385,651)	(7,475,017)
Net deferred tax asset	$ 0	$ 0